EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 14, 2009 TO THE PROSPECTUS DATED MAY 1, 2009, AS SUPPLEMENTED

This Supplement supercedes and replaces information contained in the Supplement dated October 8, 2009 to the Prospectus dated May 1, 2009, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding EQ/Franklin Core Balanced Portfolio (“Portfolio”)

With respect to the Active Allocated Portion of the Portfolio, Alex Peters, CFA and Matt Quinlan are added to the team of professionals managing the Portfolio.

Alex Peters, CFA, is a Portfolio Manager with Franklin Templeton Investments. He joined Franklin Templeton Investments in 1992 as a portfolio manager. Mr. Peters is also a member of the Core/Hybrid team of Franklin Investments.

Matt Quinlan, is a Portfolio Manager with Franklin Templeton Investments. He joined Franklin Templeton Investments in 2005 as a research analyst and became a portfolio manager in 2007. Prior thereto, he worked in investment banking at Citigroup. Mr. Quinlan is also a member of the Core/Hybrid team.